UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2011

HORIZON LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32627	74-3123672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

(Address of Principal Executive Offices, including Zip Code)

(704) 973-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Kimberly-Clark Corporation Release

On September 22, 2011, Horizon Lines, LLC (“Horizon”) and Kimberly-Clark Corporation (“Kimberly-Clark”) entered into a release whereby Kimberly-Clark released Horizon, its affiliates and certain other persons from alleged antitrust claims asserted by Kimberly-Clark against Horizon. Horizon will continue to provide ocean transportation services to Kimberly-Clark.

Amendment to the Registration Statement and Schedule TO

On September 26, 2011, Horizon Lines, Inc. (the “Company”) issued a press release announcing that it had filed an amendment to its previously filed Registration Statement on Form S-4 and Schedule TO. The exchange offer documents were revised in response to comments received by the Securities and Exchange Commission (SEC) to (i) further clarify what exchange consideration holders of the 2012 convertible notes who are non-U.S. citizens will receive and (ii) other updating and conforming changes.

A copy of the press release relating to clarifications to the exchange offer documents is attached as Exhibit 99.1 to this Form 8-K and is incorporated into this Item 8.01 by reference.

IMPORTANT INFORMATION ABOUT THE EXCHANGE OFFER

The press release attached to this Form 8-K and the contents of this Form 8-K are for informational purposes only and are not an offer to buy or the solicitation of an offer to sell any security. An exchange offer will only be made by means of a prospectus, a letter of transmittal and other offer documents, as described below.

In connection with the exchange offer by Horizon Lines, Inc., the Company previously filed a Registration Statement on Form S-4 (which contains a preliminary prospectus), amendments to the Registration Statement, an exchange offer statement on Schedule TO, as amended, and other related documents and materials with the SEC. Investors and security holders are strongly urged to carefully review the Registration Statement, amendments to the Registration Statement, the preliminary prospectus, the exchange offer statement, the amendments to the exchange offer statement and the other related documents and materials filed with the SEC, including the final prospectus described below, when available, as well as any amendments and supplements thereto because they will contain important information about the Company, the exchange offer and related transactions and are the sole means by which any offer to exchange or sell, or any solicitation of any such offers, will be made.

The registration statement contains a preliminary prospectus and related transmittal materials that have been delivered to holders of the 4.25% convertible senior notes. Investors and security holders may obtain a free copy of the Registration Statement, amendments to the Registration Statement, preliminary prospectus and transmittal materials, as well as other documents filed by the Company with the SEC, at the SEC’s website, www.sec.gov. Prior to the completion of the exchange offer, the Registration Statement must become effective under the securities laws, and after effectiveness, the Company will file with the SEC the final prospectus. Investors and security holders are strongly urged to carefully review the final prospectus when it is available. Copies of the exchange offer documents and other filed documents will be available for free at the Company’s website, www.horizonlines.com, or by making a request to Horizon Lines, Inc., 4064 Colony Road, Suite 200, Charlotte, North Carolina 28211, (704) 973-7000, Attention: Jim Storey, Director, Investor Relations & Corporate Communications.

Forward Looking Statements

The information contained in the press release attached to this Form 8-K and the contents of this Form 8-K should be read in conjunction with our filings made with the Securities and Exchange Commission. This Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “will,” “intend,” “expect,” “would,” “could,” “must,” “may,” and similar expressions or phrases identify forward-looking statements.

Factors that may cause expected results or anticipated events or circumstances discussed in the press release to not occur or to differ from expected results include: the ability of the parties to agree on the final terms of the refinancing; our ability to close on the refinancing; our ability to satisfy other conditions of the refinancing, including satisfaction of any remaining diligence requests; the ability of the investors to fund the refinancing; general conditions in the capital markets; general economic conditions; our ability to maintain adequate liquidity to operate our business; volatility in fuel prices and in freight rates; decreases in shipping volumes; our ability to remain Jones Act compliant because of changes in ownership; or our ability to continue as a going concern.

All forward-looking statements involve risk and uncertainties. In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in the press release might not occur. The forward-looking statements included in the press release attached to this Form 8-K and the contents of this Form 8-K are made only as of the date they are made and we undertake no obligation to update any such statements, except as otherwise required by applicable law. See the section entitled “Risk Factors” in our Form 10-K filed with the SEC on March 28, 2011 for a more complete discussion of these risks and uncertainties and for other risks and uncertainties. Those factors and the other risk factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of Horizon Lines, Inc. dated September 26, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC.

Date: September 27, 2011

By:  /s/ Michael T. Avara

        Name:    Michael T. Avara

        Title:      Executive Vice President and

                         Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of Horizon Lines, Inc. dated September 26, 2011.